EXHIBIT 32

                            CERTIFICATION OF OFFICERS
                            OF NATIONAL LAMPOON, INC.
                          PURSUANT TO 18 USC ss. 1350




Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code) each of the undersigned officers of National Lampoon, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

      (a) The quarterly report on Form 10-QSB for the quarter ended April 30, 2004 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

      (b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 14, 2004


/s/ James P. Jimirro
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James P. Jimirro,
Chief Executive Officer


/s/ James Toll
------------------------------------------
James Toll,
Chief Financial Officer